Scudder
Massachusetts
Tax Free Fund

Semiannual Report
September 30, 1998

Pure No-Load(TM) Funds

For investors seeking double tax-free income, exempt from both Massachusetts state personal income tax and regular federal income tax.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                  Scudder Massachusetts Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 5/28/87   Total Net Assets as of      Ticker Symbol:  SCMAX
                            9/30/98: $403.3 million
--------------------------------------------------------------------------------


o For its most recent semiannual period ended September 30, 1998, Scudder Massachusetts Tax Free Fund posted a total return of 4.57%, compared with the 4.24% average return of 57 similar funds tracked by Lipper Analytical Services.

o The Fund retained its #1 ranking for total return over the ten years ended September 30 as rated by Lipper. Please see page for additional information on the Fund's rankings.

o As of September 30, 1998, Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 3.90%, equivalent to a 7.34% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

o Scudder Massachusetts Tax Free Fund received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through September 30, 1998.*


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:
30-Day SEC Yield on September 30, 1998

BAR CHART DATA:

-----------------------------------------
      Scudder           Taxable yield
   Massachusetts       needed to equal
   Tax Free Fund      the Fund's yield
-----------------------------------------
        3.90%                7.34%
-----------------------------------------



                                Table of Contents


  3 Letter from the Fund's President     16 Financial Statements
  4 Performance Update                   19 Financial Highlights
  5 Portfolio Summary                    20 Notes to Financial Statements
  6 Portfolio Management Discussion      24 Officers and Trustees
  9 Glossary of Investment Terms         25 Investment Products and Services
 10 Investment Portfolio                 26 Scudder Solutions


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, and four stars for five- and ten-year performance, and was rated among 1581, 943, and 359 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                    2 - Scudder Massachusetts Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

   The municipal bond market has made a strong case for portfolio diversification over the past several months. While volatility swept through most global markets, including the U.S. stock market, municipal bonds posted steady gains. We continue to see signs that investors, especially those in higher tax brackets, are choosing to rebalance their portfolios with more municipal bond investments.

   The attractiveness of municipal bonds today is underscored by the chart on page of the Portfolio Management Discussion. Intermediate-term municipals (which make up most of Scudder Massachusetts Tax Free Fund's portfolio) represent their most attractive relationships to Treasury bonds in ten years. Moreover, Massachusetts municipal bonds are benefiting from the Commonwealth's region-leading economic growth and strong fiscal controls.

   Scudder Massachusetts Tax Free Fund's total return over its most recent semiannual period was 4.57%, outpacing the average performance of its peers as tracked by Lipper. The Fund also continues to rank number one in total return among its peers for the ten-year period ended September 30, 1998.

   For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. Please see pages 25 through 27 for more information on Scudder products and services.

   Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President
   Scudder Massachusetts Tax Free Fund


                    3 - Scudder Massachusetts Tax Free Fund

Performance Update as of September 30, 1998
-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended  Growth of             Average
9/30/98        $10,000  Cumulative  Annual
-------------------------------------------
Scudder Massachusetts Tax Free Fund
-------------------------------------------
1 Year         $10,844     8.44%     8.44%
5 Year         $13,406    34.06%     6.04%
10 Year        $22,412   124.12%     8.40%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year         $10,872     8.72%     8.72%
5 Year         $13,635    36.35%     6.39%
10 Year        $22,311   123.11%     8.35%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Massachusetts
Tax Free Fund
Year           Amount
---------------------
'88           $10,000
'89           $10,877
'90           $11,391
'91           $12,912
'92           $14,473
'93           $16,718
'94           $16,157
'95           $17,954
'96           $19,070
'97           $20,668
'98           $22,412

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'88           $10,000
'89           $10,868
'90           $11,608
'91           $13,138
'92           $14,514
'93           $16,363
'94           $15,964
'95           $17,750
'96           $18,821
'97           $20,522
'98           $22,311

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended September 30

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $12.30  $12.03  $12.74  $13.28  $14.24  $12.95  $13.63  $13.75  $14.17  $14.64
Income Dividends     $  .85  $  .82  $  .82  $  .83  $  .84  $  .78  $  .72  $  .71  $  .70  $  .70
Capital Gains and
Other Distributions  $  .19  $  .02  $  .04  $  .12  $  .18  $  .04  $   --  $   --  $   --  $   --
Fund Total
Return (%)             8.77    4.73   13.35   12.09   15.51   -3.36    11.12   6.22    8.38    8.44
Index Total
Return (%)             8.68    6.80   13.19   10.45   12.74   -2.44    11.18   6.04    9.04    8.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year, and ten year periods would have been lower.


                     4 - Scudder Massachusetts Tax Free Fund

                   Portfolio Summary as of September 30, 1998

Diversification

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Hospital/Health                19%
      General Obligation             15%
      Higher Education               15%
      Water/Sewer Revenue            10%
      Housing Finance Authority       9%
      Electric Utility Revenue        7%
      Other General Obligation/Lease  7%
      Pollution Control/Industrial
      Development                     5%
      Miscellaneous Municipal        13%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund is broadly diversified, with investments in more than 10 categories of municipal bonds and over 140 individual bond issues.


Quality

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      AAA                            40%
      AA                             26%
      A                              21%
      BBB                             9%
      BB                              1%
      Not Rated                       3%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA


Overall credit quality remains at a high level, with more than 85% of portfolio securities rated A or better as of September 30.


Effective Maturity

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      Less than 1 year                1%
      1-5 years                      29%
      5-10 years                     31%
      10-15 years                    34%
      15 years or greater             5%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   8.51 years


Our continuing goal is to have an average effective maturity similar to that of the Fund's benchmark, the Lehman Brothers Municipal Bond Index, but with a superior, call-protected portfolio structure.



For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                    5 - Scudder Massachusetts Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Municipal bonds registered gains in the wake of a strong U.S. Treasury bond rally during Scudder Massachusetts Tax Free Fund's most recent semiannual period ended September 30, 1998. During the six-month period, the Fund posted a 4.57% total return, comparing favorably with the 4.24% average return of Massachusetts tax-exempt funds as tracked by Lipper Analytical Services, Inc. The Fund's returns over six-month, and one-, three-, five-, and ten-year periods placed it in the top one-third of similar Massachusetts tax free funds, and the Fund continues to rank number one in total return among its peers for the ten-year period ended September 30, 1998.

                              Massachusetts Update

Massachusetts continues to lead economic growth in the New England region. Job creation has been strong, resulting in revenue collections that have exceeded projections. The Commonwealth finished its 1998 fiscal year with another surplus, and has increased the funding level of its stabilization fund. Massachusetts' unemployment rate as of August 1998 was 3%, the lowest level since 1989. Over the past twelve months the Commonwealth has added over 88,000 jobs, most of them in the services and construction sectors. Massachusetts' debt level is high, but manageable, given its high wealth levels. The largest focus of the Commonwealth's capital budget is the Central Artery Project, scheduled to be completed by 2005. Although we will continue to monitor the substantial financial impact of the Central Artery Project, we believe the Commonwealth's focus on fiscal controls has succeeded in improving its overall credit quality.


Scudder Massachusetts Tax Free Fund:
Competitive Long-Term Performance

(Average annual returns for periods ended September 30, 1998)



                    Scudder
                Massachusetts                            Number
                Tax Free Fund   Lipper                  of Funds   Percentile
     Period         return      Average     Rank        Tracked      Rank
     ------         ------      -------     ----        -------      ----

     1 Year          8.44%       8.00%       17     of    57        Top 30%

     3 Years         7.67%       7.33%       16     of    52        Top 31%

     5 Years         6.04%       5.52%        3     of    29        Top 10%

     10 Years        8.40%       7.80%        1     of    16        Top 6%


     Past performance does not guarantee future results.


                    6 - Scudder Massachusetts Tax Free Fund

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global financial markets, most notably in Russia, Japan, and Brazil. The Federal Reserve lowered interest rates by one quarter of a percentage point on September 29 in an attempt to restore order. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices near the close of the period.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the six-month period, 10-year Treasury bond yields declined one percentage point and their prices rose 9%. Over the same time frame, 10-year AAA-rated municipal bond yields declined less than one half of a percentage point, and their prices rose 3.3%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" into Treasuries; second, the heavy supply of new tax-exempt issues from January through September 1998. Municipal supply is expected to reach approximately $282 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

                               A Shift in Strategy

Over the past several years, the Fund's primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent semiannual period, the Fund shifted its emphasis toward the purchase of premium bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer before maturity. In terms of maturity, we focused on 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Another shift in strategy has been to de-emphasize lower quality bonds, because differences in yield between higher and lower quality municipal bonds have shrunk to the point that investors in lower quality bonds are not rewarded for taking on additional credit risk. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior,


                    7 - Scudder Massachusetts Tax Free Fund
call-protected structure. As of September 30, the Fund's average effective maturity was 8.51 years.Overall portfolio quality remains at a high level, with 87% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt bonds, including hospital/health, general obligation, and higher education.

                                     Outlook

There are several factors that -- taken together or separately -- could boost bond prices over the next several months: First, the Fed may choose to continue its recent series of interest rate reductions, which could cause short-term as well as intermediate-term municipal bond yields to decline further. Second, we view the selling off of leveraged holdings by the large hedge funds that began in late September as a "wild card" that could continue to drive investors to "safe haven" fixed income securities. Third, we expect inflation -- at 1.8% as of September 30 -- to remain low and U.S. economic growth to slow significantly in 1999.

In addition to these positive signs for bonds overall, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. (Please see the following chart.) If, as we expect, Treasury yields remain low, the tendency would be for municipals yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Yields of 10-year AAA-Municipal Bonds Compared With 10-year Treasury Bonds January 1, 1988 - September 30, 1998


                       10-year                   10-year
                  AAA-Municipal Bonds         Treasury Bonds
                  -------------------         --------------

      1/88               6.60%                    8.80%
                         6.70                     8.80
                         6.70                     9.21
                         6.50                     8.12
      1/90               6.40                     7.89
                         6.60                     8.44
                         6.40                     8.09
                         6.30                     8.30
      1/92               5.60                     6.84
                         5.55                     7.13
                         5.30                     6.68
                         4.75                     5.85
      1/94               4.40                     5.78
                         5.50                     7.32
                         5.80                     7.81
                         5.05                     6.26
      1/96               4.65                     5.62
                         5.15                     6.82
                         4.85                     6.34
                         4.80                     6.48
      1/98               4.40                     5.74
                         4.40                     5.46
      9/98               4.00                     4.42

(Chart indicates a 0.42% spread between the 10-year Treasury Bonds at 4.42% (9/98) and the 10-year AAA-Municipal Bonds ata 4.00% (9/98).)

CHART CAPTION:

The "spread" between yields of 10-year municipal bonds and 10-year Treasuries is at its narrowest point in 10 years.

Source: Scudder Kemper Investments, Inc.



We will continue to focus on 15-year premium bonds to try to take advantage of
(1) capital appreciation opportunities over time, and (2) intermediate-term yield declines if the U.S. economy slows in the near future as we anticipate. As in the past, we will attempt to limit share price volatility by maintaining a neutral average maturity and high overall credit quality as we seek double-tax-free income and competitive returns for Scudder Massachusetts Tax Free Fund shareholders. Thank you for investing with us.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon     /s/Kathleen A. Meany

Philip G. Condon        Kathleen A. Meany


                    8 - Scudder Massachusetts Tax Free Fund

                      Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Massachusetts Tax Free Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-term Municipal Investments 0.2%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts Health & Educational Facilities Authority, Series C, Daily Demand                                    -----------
  Note, 3.7%, 7/1/2005 (c)* (Cost $800,000) ....................................    800,000          A1+               800,000
                                                                                                                   -----------
Long-term Municipal Investments 99.8%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, General Obligation, Series A, 6.5%, 7/1/2012 (c) ...................  2,320,000          AAA             2,583,343
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
  7/1/2025 .....................................................................  2,000,000          AAA             2,633,780
Boston, MA, Industrial Development Financing Authority, 5.5%, 7/1/2008 .........  1,020,000          SKI             1,035,290
Chicopee, MA, Electric System Revenue, ETM, 7.125%, 1/1/2017*** ................  1,210,000          AAA             1,505,579
Easton, MA, General Obligation, Series 1997, 5%, 10/1/2017 (c) .................  1,205,000          AAA             1,231,618
Frontier, MA, Regional School District, General Obligation, Series 1998,
  5.5%, 6/15/2014 (c) ..........................................................  1,500,000          AAA             1,629,030
Haverhill, MA, Unlimited Tax, General Obligation, Series A, 7%, 6/15/2012 (c) ..    600,000          AAA               677,556
Holyoke, MA, General Obligation, Series 1996 A, 6%, 6/15/2009 (c) ..............  1,560,000          AAA             1,740,289
Marthas Vineyard, MA, Land Bank, Series 1998, 5.5%, 5/1/2011 (c) ...............  1,025,000          AAA             1,136,961
Mashpee, MA, General Obligation:
  5.125%, 2/1/2011 (c) .........................................................  1,025,000          AAA             1,094,003
  5.35%, 2/1/2012 (c) ..........................................................  1,525,000          AAA             1,652,078
Massachusetts Bay Transportation Authority, General Transportation System:
  Certificate of Participation, 7.75%, 1/15/2006 ...............................  1,000,000          A               1,178,910
  Series A, 5.5%, 3/1/2009 .....................................................  1,000,000          AA              1,106,980
  Series A, 5.5%, 3/1/2012 .....................................................  3,000,000          AA              3,322,020
  Series B, 6.2%, 3/1/2016 .....................................................  2,100,000          AA              2,482,809
  Series C, 6.1%, 3/1/2013 .....................................................  1,250,000          A               1,454,334
Massachusetts Federal Highway Grant:
  Revenue Bond, 5.25%, 6/15/2012 ...............................................  2,000,000          AA              2,142,740
  Series A, 5.25%, 12/15/2012 ..................................................  5,000,000          AA              5,412,050
  Zero Coupon, 12/15/2014 ......................................................  9,000,000          AA              4,205,250
Massachusetts General Obligation:
  Series 1996 A, 6%, 11/1/2010 ................................................. 10,000,000          AA             11,599,200
  Series A, 6.5%, 6/1/2008 .....................................................    330,000          AA                363,818
  Series B, 6.5%, 8/1/2008 .....................................................  5,400,000          AA              6,408,720
  Series C, Zero Coupon, 12/1/2004 .............................................  8,415,000          AA              6,626,813

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Massachusetts Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Consolidated Loan, Series C, 5.25%, 8/1/2014 .................................  3,000,000          AA              3,186,570
  Consolidated Loan, Series A, 7.5%, 6/1/2004 .................................. 12,400,000          AA             14,260,248
  Hynes Convention Center, Zero Coupon, 9/1/2004 ...............................  2,000,000          AA              1,590,320
Massachusetts Health & Educational Facilities Authority:
  Anna Jaques Hospital, Series B, 6.875%, 10/1/2012 ............................  2,000,000          BBB             2,170,380
  Berkshire Health System, Series D, 5.6%, 10/1/2008 (c) .......................  1,760,000          AAA             1,948,056
  Boston College:
   Series 1993 K, 5.25%, 6/1/2009 ..............................................  2,880,000          A               3,132,547
   Series L, 5.25%, 6/1/2012 ...................................................  1,480,000          AA              1,578,316
   Series L, 5.25%, 6/1/2015 ...................................................    720,000          AA                757,202
   Series L, 5%, 6/1/2018 ......................................................  1,655,000          AA              1,672,626
  Boston Medical Center, Series 1998 A, 5.25%, 7/1/2013 (c) ....................  4,575,000          AAA             4,824,521
  Cape Cod Health Care, Series 1998 B, 5.25%, 11/15/2013 .......................  1,365,000          NR              1,386,963
  Community College Program, Series A, 6.5%, 10/1/2009 .........................  1,000,000          AAA             1,119,170
  Cooley Dickenson Hospital Inc.:
   Prerefunded 5/15/2003, 7.125%, 11/15/2018** .................................  2,035,000          AAA             2,296,436
   Series B, 5.25%, 11/15/2010 (c) .............................................  2,005,000          AAA             2,138,072
  Deaconess Hospital, Series B, 6.625%, 4/1/2012 (c) ...........................  2,000,000          AAA             2,222,920
  Hallmark Health System, Series 1997 A, 5%, 7/1/2011 (c) ......................  1,750,000          AAA             1,820,945
  Harvard Pilgrim Health, Series 1998 A, 5.25%, 7/1/2011 (c) ...................  3,600,000          AAA             3,837,276
  Lowell General Hospital, Series 1996 B, 5.2%, 6/1/2010 (c) ...................  1,180,000          AAA             1,273,716
  Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (c) ................  5,000,000          AAA             5,824,600
  Medical Academic & Scientific, Series B, 6.5%, 1/1/2009 ......................  5,000,000          A               5,600,450
  Medical Center of Central Massachusetts, Series A, 7%,7/1/2012 ...............  3,600,000          AAA             3,937,212
  Melrose-Wakefield, Series 1996 C, 6%, 7/1/2012 ...............................  1,000,000          A               1,142,140
  Milford-Whitinsville Regional, Series 1998 C, 5.75%, 7/15/2013 ...............  1,750,000          BBB             1,857,695
  Newton-Wellesley Hospital:
   Series 1997 G, 6%, 7/1/2012 (c) .............................................  1,000,000          AAA             1,124,100
   Series E, 5.9%, 7/1/2011 (c) ................................................  3,015,000          AAA             3,344,268
  Northeastern University:
   Series 1998 G, 5.5%, 10/1/2011 (c) ..........................................  1,525,000          AAA             1,696,166
   Series 1998 G, 5.5%, 10/1/2012 (c) ..........................................  1,110,000          AAA             1,232,944
   Series E, 6.4%, 10/1/2007 (c) ...............................................  1,000,000          AAA             1,107,580
   Series E, 6.5%, 10/1/2012 (c) ...............................................    450,000          AAA               499,266
  North Adams Regional Hospital, Series C, 6.625%, 7/1/2018 ....................  1,560,000          BBB             1,712,225

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Massachusetts Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  South Shore Hospital, 6.5%, 7/1/2010 (c) .....................................  2,500,000          AAA             2,742,125
  Southcoast Health System, Series 1998 A, 5.5%, 7/1/2010 (c) ..................  1,570,000          AAA             1,736,169
  St. Luke's Hospital New Bedford, Series C, Yield Curve Notes, 7.32%,
   8/15/2010 (c)**** ...........................................................  3,400,000          AAA             3,910,000
  Stonehill College, Series E, 6.55%, 7/1/2012 (c) .............................  5,000,000          AAA             5,529,700
  Suffolk University, Series 1996 C, 5.65%, 7/1/2011 (c) .......................  1,045,000          AAA             1,147,034
  Partners Healthcare System, Series 1997 A, 5.25%, 7/1/2013 (c) ...............  2,000,000          AAA             2,101,660
Massachusetts Housing Finance Agency Housing Project Refunding Revenue:
  Series A, 6.3%, 10/1/2013 ....................................................  7,000,000          A               7,454,510
  Series A, 6.375%, 4/1/2021 ...................................................  3,905,000          A               4,165,307
  Series B, 6.05%, 12/1/2009 (c) ...............................................  3,000,000          AAA             3,141,360
  Residential Development, Series C, 6.875%, 11/15/2011 ........................ 15,250,000          AAA            16,734,435
  Single-Family Mortgage Revenue, Series 44, 5.9%, 12/1/2013 ...................  3,000,000          A               3,172,680
Massachusetts Industrial Finance Agency:
  Assisted Living Facilities Revenue TNG, Marina Bay LLC Project, Series 1997,
   7.5%, 12/1/2027 .............................................................  1,000,000          SKI             1,055,060
  Babson College:
   Series A, 5%, 10/1/2018 (c) .................................................  1,000,000          AAA             1,015,350
   Series A, 5.375%, 10/1/2017 .................................................  1,700,000          A               1,782,807
  College of the Holy Cross:
   Issue II, 6.375%, 11/1/2009 .................................................  1,000,000          AAA             1,115,860
   Series 1996, 5.25%, 3/1/2009 (c) ............................................  1,190,000          AAA             1,287,973
   Series 1996, 5.5%, 3/1/2016 (c) .............................................  5,000,000          AAA             5,364,350
  Dana Hall School Issue, Series 1997 A, 5.7%, 7/1/2013 ........................  1,000,000          BBB             1,084,450
  Deerfield Academy, Series 1997, 5.125%, 10/1/2017 ............................  1,520,000          AAA             1,552,710
  Dexter School Project, Series 1997, 5.4%, 5/1/2013 (c) .......................  1,000,000          AAA             1,078,420
  Edgewood Retirement Community, Series A, 9%, 11/15/2025 ......................  1,650,000          SKI             2,036,859
  East Boston Neighborhood, Series 1996, 7.625%, 7/1/2026 ......................  2,750,000          BB              2,906,998
  First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/2020 .............  1,000,000          SKI             1,081,930
  Massachusetts Biomedical Research Corp.:
   Series A, Zero Coupon, 8/1/2000 .............................................  2,860,000          A               2,669,953
   Series A, Zero Coupon, 8/1/2001 .............................................  3,650,000          A               3,277,664
   Series A, Zero Coupon, 8/1/2002 .............................................  3,650,000          A               3,146,154

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Massachusetts Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Merrimack College:
   Series 1997, 5%, 7/1/2011 (c) ...............................................  1,490,000          AAA             1,565,841
   Series 1997, 5%, 7/1/2012 (c) ...............................................  1,560,000          AAA             1,627,158
   Series 1997, 5%, 7/1/2017 (c) ...............................................  1,000,000          AAA             1,019,940
  Nantucket Electric Co.:
   Series 1996 A, 5.75%, 7/1/2008 (c) ..........................................  1,400,000          AAA             1,549,730
   Series 1996 A, 5.75%, 7/1/2009 (c) ..........................................  1,400,000          AAA             1,543,864
   Series 1996 A, 5.875%, 7/1/2017 (c) .........................................  2,000,000          AAA             2,187,160
  Pollution Control Revenue:
   Boston Edison Company, Series A, 5.75%, 2/1/2014 ............................  2,000,000          BBB             2,093,520
   Eastern Edison Company Project, 5.875%, 8/1/2008 ............................  4,750,000          BBB             4,975,198
  Provider Lease Program, Series A-1, 8.4%, 7/15/2008 ..........................  1,445,000          SKI             1,476,198
  Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/2005 .......  6,500,000          BBB             7,072,000
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/2005 ..................  2,905,000          SKI             3,212,378
  Sturdy Memorial Hospital, 7.9%, 6/1/2009 .....................................  1,645,000          A               1,721,789
  Worcester Polytechnical Institute:
   Series 1997, 5%, 3/1/2010 (c) ...............................................  1,645,000          AAA             1,748,882
   Series 1997 II, 5.125%, 9/1/2011 (c) ........................................  1,300,000          AAA             1,383,538
   Series 1997 II, 5.125%, 9/1/2016 (c) ........................................  2,600,000          AAA             2,694,120
  The Tabor Academy, 5.4%, 12/1/2018 ...........................................  1,000,000          BBB             1,027,790
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue:
  Series A, 6.75%, 7/1/2006 ....................................................  2,855,000          BBB             3,124,683
  Series B, 6.75%, 7/1/2008 ....................................................  9,000,000          BBB             9,863,280
  Series B, 4.95%, 7/1/2009 (c) ................................................  1,575,000          AAA             1,652,600
  Series C, 6.625%, 7/1/2010 ...................................................  1,000,000          BBB+            1,086,200
  Series C, 6.625%, 7/1/2010 (c) ...............................................  3,500,000          AAA             3,873,380
Massachusetts Port Authority Revenue:
  Series 1997 A, 5.125%, 7/1/2016 ..............................................  3,500,000          AA              3,625,090
  Series 1998 A, 5.75%, 7/1/2010 ...............................................  2,000,000          AA              2,261,260
  Series 1998 A, 5.75%, 7/1/2012 ...............................................  2,350,000          AA              2,658,955
  Series 1998 A, 5.5%, 7/1/2015 ................................................  2,670,000          AA              2,885,015
  Series 1998 A, 5.5%, 7/1/2016 ................................................  1,650,000          AA              1,778,816
  Tax Exempt Receipts, ETM, Zero Coupon, 7/1/2013*** ...........................  1,000,000          AAA             1,151,650
  Special Facilities USAir Private Jet, Series 1996 A, 5.75%, 9/1/2016 (c) .....  1,000,000          AAA             1,086,040
Massachusetts Special Obligation, Series 1996 A, 5.5%, 6/1/2011 (c) ............  5,000,000          AAA             5,444,750

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Massachusetts Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts State Industrial Finance Agency:
  Belmont, Series 1998, 5.625%, 9/1/2020 .......................................  1,265,000          A               1,336,991
  Belmont Hill School, Series 1998, 5.15%, 9/1/2013 ............................  1,000,000          A               1,020,510
  Concord Academy Series 1997, 5.45%, 9/1/2017 .................................  1,205,000          BBB             1,235,860
Massachusetts State Water Pollution Abatement Trust, MWRA Loan Program,
  Series 1998 A, 5.25%, 8/1/2013 ...............................................  3,500,000          AA              3,726,275
Massachusetts Turnpike Authority, Metropolitan Highway System:
  Series 1997 A, 5%, 1/1/2010 ..................................................  2,000,000          A               2,098,040
  Series 1997 A, 5%, 1/1/2011 ..................................................  3,000,000          A               3,121,920
Massachusetts Water Pollution Abatement Trust, Pooled Loan Program:
  Series 2, 5.625%, 2/1/2010 ...................................................  2,820,000          AAA             3,087,985
  Series 2, 5.7%, 2/1/2015 .....................................................  1,150,000          AAA             1,245,542
Massachusetts Water Resource Authority:
  General Series 1998 A, 5.5%, 8/1/2013 (c) ....................................  1,445,000          AAA             1,601,739
  General Series 1998 A, 5.5%, 8/1/2014 (c) ....................................  1,745,000          AAA             1,926,375
  General Revenue, Series C, 5.25%, 12/1/2015 ..................................  4,030,000          A               4,293,844
  Series A, 6.5%, 7/15/2009 .................................................... 15,000,000          A              17,809,950
  Series A, 6.5%, 7/15/2019 ....................................................  3,000,000          A               3,646,170
  Series B, 6%, 11/1/2008 ......................................................  5,785,000          A               6,272,618
Nantucket, MA, General Obligation:
  6.8%, 12/1/2011 ..............................................................  1,000,000          AAA             1,109,650
  Series 1997, 5%, 7/15/2017 (c) ...............................................  2,710,000          AAA             2,764,200
  Series 1998 E, 5%, 7/1/2019 ..................................................  1,100,000          AAA             1,109,658
New England Educational Loan Marketing Corporation, Massachusetts Student Loan
  Revenue, 5.7%, 7/1/2005 ......................................................  6,250,000          A               6,666,375
North Attleboro, MA, General Obligation, Series 1997, 5%, 3/1/2011 (c) .........  1,120,000          AAA             1,178,755
Norton, MA, General Obligation:
  Series 1998, 5%, 10/1/2012 (c) ...............................................  2,570,000          AAA             2,690,584
  Series 1998, 5%, 10/1/2013 (c) ...............................................  1,000,000          AAA             1,040,330
Somerville, MA, General Obligation, Series 1997, 5.25%, 2/15/2012 (c) ..........  1,180,000          AAA             1,263,780
Springfield, MA, General Obligation:
  5%, 9/1/2009 .................................................................  1,000,000          AAA             1,063,570
  Series 1996, 5.3%, 8/1/2011 (c) ..............................................  1,250,000          AAA             1,344,138
University of Massachusetts, Building Authority Revenue:
  Series B, 6.625%, 5/1/2009 ...................................................  2,415,000          A               2,906,646
  Series B, 6.625%, 5/1/2010 ...................................................  2,575,000          A               3,119,329

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Massachusetts Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series B, 6.75%, 5/1/2011 ....................................................  2,745,000          A               3,375,197
  Series B, 6.875%, 5/1/2014 ...................................................  1,300,000          A               1,612,351
Worcester, MA, General Obligation:
  Prerefunded 5/15/02:
   6.9%, 5/15/2005 (c)** .......................................................  1,850,000          AAA             2,078,975
   6.9%, 5/15/2006 (c)** .......................................................  1,500,000          AAA             1,685,655
  Series 1998 B:
   5.25%, 11/1/2011 (c) ........................................................  1,805,000          AAA             1,949,653
   5.25%, 11/1/2012 (c) ........................................................  1,830,000          AAA             1,962,693
Puerto Rico
Puerto Rico Highway and Transportation Authority, Highway Revenue, Series
  1996 Y, 6.25%, 7/1/2014 ......................................................  2,000,000          A               2,369,260
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $362,899,210)                                                          396,915,062
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $363,699,210) (a)                                                       397,715,062
------------------------------------------------------------------------------------------------------------------------------

   (a) The cost for federal income tax purposes was $363,699,210. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $34,015,852. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,015,852.

   (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

   (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

     * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
       Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

   *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  **** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Massachusetts Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $363,699,210) .................    $ 397,715,062
                 Cash ..................................................................          570,449
                 Receivable for investments sold .......................................        3,374,625
                 Interest receivable ...................................................        5,836,964
                 Receivable for Fund shares sold .......................................          414,698
                 Other assets ..........................................................            3,770
                                                                                           ----------------
                 Total assets ..........................................................      407,915,568
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................        3,671,919
                 Dividends payable .....................................................          587,122
                 Payable for Fund shares redeemed ......................................           62,822
                 Accrued management fee ................................................          202,311
                 Other payables and accrued expenses ...................................           94,298
                                                                                           ----------------
                 Total liabilities .....................................................        4,618,472
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 403,297,096
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments .............       34,015,852
                 Accumulated net realized loss .........................................         (419,507)
                 Paid-in capital .......................................................      369,700,751
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 403,297,096
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($403,297,096 / 27,541,722 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .........................................................           $14.64
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Massachusetts Tax Free Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ..............................................................    $  10,711,427
                                                                                           ----------------
                 Expenses:
                 Management fee ........................................................        1,159,452
                 Services to shareholders ..............................................          142,326
                 Custodian and accounting fees .........................................           51,463
                 Trustees' fees and expenses ...........................................           15,650
                 Reports to shareholders ...............................................           18,882
                 Auditing ..............................................................           13,943
                 Legal .................................................................            6,648
                 Registration fees .....................................................           15,741
                 Other .................................................................            5,183
                                                                                           ----------------
                                                                                                1,429,288
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          9,282,139
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................        1,746,054
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................        6,598,908
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments transactions                                    8,344,962
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  17,627,101
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Massachusetts Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                        Six Months
                                                                                          Ended
                                                                                       September 30,      Year Ended
                                                                                          1998             March 31,
Increase (Decrease) in Net Assets                                                      (Unaudited)           1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................      $  9,282,139      $ 17,463,904
                 Net realized gain (loss) from investment transactions .........         1,746,054         1,438,854
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...................         6,598,908        13,722,609
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................        17,627,101        32,625,367
                                                                                     ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ......................................................        (9,282,139)      (17,463,904)
                                                                                     ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................        46,828,659        80,795,273
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................         5,663,649        10,415,340
                 Cost of shares redeemed .......................................       (31,446,000)      (62,308,419)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................        21,046,308        28,902,194
                                                                                     ----------------  ----------------
                 Increase (decrease) in net assets .............................        29,391,270        44,063,657
                 Net assets at beginning of period .............................       373,905,826       329,842,169
                                                                                     ----------------  ----------------
                 Net assets at end of period ...................................      $403,297,096      $373,905,826
                                                                                     ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................        26,075,571        24,047,228
                                                                                     ----------------  ----------------
                 Shares sold ...................................................         3,261,210         5,700,172
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................           393,254           735,264
                 Shares redeemed ...............................................        (2,188,313)       (4,407,093)
                                                                                     ----------------  ----------------
                 Net increase (decrease) in Fund shares ........................         1,466,151         2,028,343
                                                                                     ----------------  ----------------
                 Shares outstanding at end of period ...........................        27,541,722        26,075,571
                                                                                     ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Massachusetts Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Six Months
                                                             Ended
                                                          September 30,
                                                             1998                        Years Ended March 31,
                                                          (Unaudited)       1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------
Net asset value, beginning of period .................      $ 14.34       $ 13.72     $ 13.70    $ 13.33     $ 13.16     $ 13.61
                                                         ---------------------------------------------------------------------------
Income from investment operations:
Net investment income ................................          .35           .70         .70        .72         .74         .81
Net realized and unrealized gain (loss) on
  investment transactions ............................          .30           .62         .02        .37         .18        (.33)
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................          .65          1.32         .72       1.09         .92         .48
                                                         ---------------------------------------------------------------------------
Less distributions:
From net investment income ...........................         (.35)         (.70)       (.70)      (.72)       (.74)       (.81)
From net realized gains on investment
  transactions .......................................           --            --          --         --          --        (.08)
In excess of net realized gains ......................           --            --          --         --        (.01)       (.04)
                                                         ---------------------------------------------------------------------------
Total distributions ..................................         (.35)         (.70)       (.70)      (.72)       (.75)       (.93)
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------
Net asset value, end of period .......................      $ 14.64       $ 14.34     $ 13.72    $ 13.70     $ 13.33     $ 13.16
                                                         ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .................................         4.57**        9.82        5.39       8.28        7.37        3.37
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............          403           374         330        314         296         332
Ratio of operating expenses, net to average
  daily net assets (%) ...............................          .74*          .76         .76        .75         .47         .07
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ........          .74*          .76         .76        .76         .77         .77
Ratio of net investment income to average daily
  net assets (%) .....................................         4.80*         4.97        5.12       5.23        5.73        5.80
Portfolio turnover rate (%) ..........................         16.7*          8.4        11.5       20.9        10.2        17.0

(a) Total returns would have been lower had certain expenses not been reduced through March 31, 1996.
*   Annualized
**  Not annualized


                    19 - Scudder Massachusetts Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At September 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $66,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2005, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                    20 - Scudder Massachusetts Tax Free Fund

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $50,806,830 and $31,701,393, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended September 30, 1998, the fees pursuant to these agreements amounted to $1,159,452, of which $202,311 was unpaid at September 30, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SSC aggregated $96,704, of which $16,234 was unpaid at September 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $33,060, of which $5,661 was unpaid at September 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses charged to the Fund aggregated $15,650.


                    21 - Scudder Massachusetts Tax Free Fund
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                    22 - Scudder Massachusetts Tax Free Fund

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                    23 - Scudder Massachusetts Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                    24 - Scudder Massachusetts Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    25 - Scudder Massachusetts Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 - Scudder Massachusetts Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    27 - Scudder Massachusetts Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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